SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                              ---------------------

                         Date of report: August 31, 2001
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


                                0-4465 13-2511270
                     (Commission File No.) (I.R.S. Employer
                               Identification No.)


                                 543 Main Street
                          New Rochelle, New York 10801
               (Address of principal executive offices; zip code)

                                 (914) 632-8005
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)



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               Item 5.   Other Events.

               On August 31, 2001, the Company announced that its common stock will continue to be listed on the Nasdaq SmallCap Market until at least October 31, 2001 in accordance with the exception from the continued listing criteria granted by the Nasdaq Listing Qualification Panel, as more fully described in the press release attached hereto. The Company also announced that, during the period the exception is in effect, its trading symbol will be modified from "ELEC" to "ELECC."


  EXHIBIT INDEX

              Exhibit          Exhibit Title
              Number
               99.1            Press Release, dated August 31, 2001.




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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 4, 2001


                                         eLEC COMMUNICATIONS CORP.
                                               (Registrant)


                                         By: /s/ Paul H. Riss
                                             --------------------------
                                             Paul H. Riss
                                             Chief Executive Officer